IXION


                              DIRECTOR'S AGREEMENT

     WHEREAS, Ixion Biotechnology, Inc. ("Ixion" or the "Company") is entering into a Stock Purchase Agreement dated as of July 12, 2000 with Qvestor LLC and Q-Med AB (publ) (the "Stock Purchase Agreement"); and

     WHEREAS, it is a condition of the transactions contemplated by the Stock Purchase Agreement that each of (i) the employment agreement between me and Ixion dated August 31, 1994, including all amendments, modifications, and extensions thereto (the "employment agreement"), and (ii) the consulting agreement between me and Ixion dated July 1, 1996, including all amendments, modifications, and extensions thereto (the "consulting agreement"), be terminated on or prior to the closing;

     NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, I agree with Ixion as follows:

     1. This  Director's  Agreement (the  "Director's  Agreement")  replaces and
supersedes  in  all  respects  the  employment   agreement  and  the  consulting
agreement, which shall hereafter be void and of no effect;

     2. I, on behalf of myself, my heirs, legal representatives, successors, and assigns, hereby release Ixion, Qvestor LLC, and Q-Med AB (publ), and their officers, employees, shareholders, agents, attorneys, representatives, affiliates, successors, and assigns from any and all claims or cause of action of any kind, character, or nature whatsoever, which I had or now have, or may hereafter have, known or unknown, suspected or unsuspected by reason of any matter, fact, agreement, contract, commitment, or understanding of any conceivable kind and character whatsoever in existence on or before July 14, 2000 arising out of the termination of the employment agreement and the consulting agreement;

     3. I agree not to use or disclose, directly or indirectly, any Protected Information in any Unauthorized manner or for any Unauthorized purpose at any time while a director, or at any time thereafter, regardless of the reasons for leaving. The terms "Protected Information" and "Unauthorized" are defined in Paragraph 6 of this Agreement. Further, promptly upon termination, for any reason, of my membership on the Board of Directors of the Company, I agree to deliver or destroy all property or materials within my possession or control which belong to the

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Company or which contain Protected Information.

     4. While a director of the Company, or after termination, for any reason, of my membership on the Board of Directors of the Company, I agree to take any and all lawful measures to prevent the Unauthorized use and disclosure of Protected Information and to prevent Unauthorized persons or entities from obtaining or using Protected Information. During the same period, I further agree to refrain from taking any actions which would constitute or facilitate the Unauthorized use or disclosure of Protected Information.

     5. I acknowledge (a) that the Protected Information is commercially and competitively valuable to the Company and that it is vital to the success of its business at all locations at which it does business; (b) that the Unauthorized use or disclosure of said Protected Information would cause irreparable harm to the Company; (c) that the Company has taken and is taking all reasonable measures to protect its legitimate interests in its Protected Information, including but not limited to affirmative actions to safeguard the confidentiality of such Protected Information; (d) that, by this Agreement, the Company is taking reasonable steps to protect its legitimate interests in the Protected Information; (e) that the restrictions on the activities in which I may engage set forth in this Agreement, and the locations and periods of time for which such restrictions apply, are reasonably necessary in order to protect the Company's legitimate interests in its Protected Information; and (f) that nothing herein shall prohibit the Company from pursuing any remedies, whether in law or equity, available for a breach or threatened breach of this Agreement, including the recovery of damages from me.

     6. (a) As used in this Agreement, the term "Protected Information" shall mean trade secrets, confidential or proprietary information, and all other knowledge, information, documents or materials, owned, developed, or possessed by the Company, whether in tangible or intangible form, the confidentiality of which the Company takes reasonable measures to protect, and which pertains in any manner to subjects which include, but are not limited to, the Company's research operations, customers (including identities of customers and prospective customers, identities of individual contacts at business entities which are customers or prospective customers, preferences, business or habits), business relationships, products (including prices, costs, sales or content), financial information or measures, business methods, future business plans, data bases, computer programs, designs, models, operating procedures, knowledge of the organization, and other information owned, developed or possessed by the Company.

            (b) As used in this Agreement,  the term "Unauthorized"  shall mean:
(i) in contravention of the Company's policies or procedures; (ii) otherwise inconsistent with the Company's measures to protect its interests in the Protected Information; (iii) in contravention of any lawful instruction

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or directive,  either written or oral, of the Board of Directors of the Company;
(iv) in contravention of any duty existing under law or contract; or (v) to the detriment of the Company.

     7. I agree not to solicit, use, or disclose any information not generally available to the public including, without limitation, Protected Information, in any manner directly or indirectly, so that I or any third party would obtain an advantage, benefit, or gain, whether real or potential, over the general public, whether in connection with investing or trading in securities or for any other purpose.

     8. You will indemnify me (including payment of expenses in advance of final disposition of the proceeding) to the fullest extent permitted by the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Company, in each case as in effect on the date of any termination, whichever affords greater protection to me; and I shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers, against all costs, charges, and expenses whatsoever incurred or sustained by me in connection with any action, suit, or proceeding to which I may be made a party by reason of my being or having been a director, officer, or employee of the Company or any of its subsidiaries or affiliates or my serving or having served any other enterprise as a director, officer, or employee at the request of the Company. The Company shall cause to be maintained in effect for not less than six years from my termination policies of directors' and officers' liability insurance of at least the same coverage as those policies, if any, maintained by the Company on the date of my termination and containing terms and conditions which are no less advantageous than such policies, or if such coverage is not available, the best available coverage for equal cost to the Company.

     9. If Ixion elects to register any of its shares of common stock under the Securities Act of 1933 and/or applicable state securities laws, Ixion shall provide me a notice of such election, and subject to the approval of the lead underwriter in any such registration, I shall be entitled to "piggy-back" registration rights for not less than fifty percent of the shares of common stock then owned by me, at no expense other than applicable brokers' commission.

     10. This Agreement shall be governed by and in accordance with the laws of the State of Florida.

     11. If any provision or clause of this Agreement, or portion thereof, shall be held by any court or other tribunal of competent jurisdiction to be illegal, void or unenforceable in such jurisdiction, the remainder of such provisions shall not thereby be affected and shall be given full effect, without regard to the invalid portion. It is the intention of the parties that, if any court

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construes any provision or clause of this Agreement,  or any portion thereof, to be illegal, void, or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.

     12. I acknowledge that I have read and understand this Agreement and that I have signed and entered into it on my own free will.


         Dated:            July 14, 2000



                                    /S/
                           -----------------------
                           David C. Peck, Director